UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2026
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BALLY'S CORPORATION

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westminster Street
Providence	RI	02903
(Address of Principal Executive Offices and Zip Code)
________________________
(401) 475-8474
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	BALY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    □
Emerging growth company □
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 30, 2026, Mira Mircheva, Executive Vice President and Chief Financial Officer of Bally’s Corporation (“Bally’s” or the “Company”), notified the Company of her intent to resign from her positions of Executive Vice President and Chief Financial Officer. Ms. Mircheva is leaving Bally’s for personal reasons and while her resignation is effective September 4, 2026 she will remain with the Company through September 30, 2026, to ensure a seamless leadership transition. Ms. Mircheva’s resignation was not the result of any dispute with Bally’s.

George Papanier, Bally’s President, has been appointed as interim Chief Financial Officer, effective September 4, 2026 pending the search for a permanent Chief Financial Officer. The information required by Items 401(b), (d) and (e) of Regulation S-K regarding Mr. Papanier was previously reported in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 9, 2026, and such information is incorporated by reference herein. Mr. Papanier is not a party to any transaction described in Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries.

Item 8.01        Other Events.

On September 3, 2026, Bally’s issued a press release announcing Ms. Mircheva’s resignation as Executive Vice President and Chief Financial Officer and the appointment of Mr. Papanier, Bally’s President, as interim Chief Financial Officer, also effective September 4, 2026. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 3, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY'S CORPORATION
By:	/s/ Kim M. Barker
Name:	Kim M. Barker
Title:	Chief Legal Officer

Date: September 3, 2026